UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2005

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01(b) FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

     Effective June 7, 2005, Alex Yemenidjian has resigned as a member of the Board of Directors, including its Executive Committee and Audit Committee, of MGM MIRAGE, a Delaware corporation (the “Company”), in order to pursue other career opportunities. Prior to Mr. Yemenidjian’s resignation, the Audit Committee of the Company was comprised of three members, as required by Section 303A.07(a) of the New York Stock Exchange Listed Company Manual. As a result of Mr. Yemenidjian’s resignation from the Board of Directors of the Company, including its Audit Committee, the Company notified the New York Stock Exchange on June 7, 2005 that, immediately following Mr. Yemenidjian’s resignation, the Audit Committee of the Company will be comprised of only two members. The Company will elect an additional qualified member of its Board of Directors to its Audit Committee as soon as the Company elects another member to its Board of Directors, which election the Company anticipates will occur prior to the next scheduled meeting of the Audit Committee.

ITEM 7.01. REGULATION FD DISCLOSURE

     The following information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the SEC.

     On June 8, 2005, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99*	Text of the press release of the Registrant, dated June 8, 2005.

*	Exhibit 99 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: June 13, 2005	By:	/s/ Bryan L. Wright

	Name: Title:	Bryan L. Wright Senior Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description
99	Text of the press release of the Company, dated June 8, 2005. *

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.